UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28, 2005


                          Chicago Rivet & Machine Co.
            (Exact name of registrant as specified in its charter)


      Illinois                            0-1227             36-0904920
(State or other jurisdiction           (Commission         (IRS Employer
   of incorporation)                   File Number)       Identification No.)


            901 Frontenac Road, Naperville, Illinois                  60563
           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (630) 357-8500



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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes in Registrant's Certifying Accountant.

On February 28, 2005, Chicago Rivet & Machine Co. (the "Company") was notified by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, that PricewaterhouseCoopers LLP declined to stand for re-election as the Company's independent registered public accounting firm for the year ending December 31, 2005. PricewaterhouseCoopers LLP will, however, continue to serve as the Company's independent registered public accounting firm until completion of its procedures on the financial statements of the Company for the year ending December 31, 2004. At the time the Company received such notice, the Audit Committee of the Company's Board of Directors was in the process of considering engaging another accounting firm to serve as the Company's independent accountant. The Audit Committee has considered several accounting firms, but has not yet engaged another firm at this time.

The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits of the Company's financial statements for the years ended December 31, 2003 and 2002 and through February 28, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company's financial statements for such years. During the years ended December 31, 2003 and 2002 and through February 28, 2005, there have been no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter dated March 4, 2005 is filed as Exhibit 16 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 4, 2005.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHICAGO RIVET & MACHINE CO.

                                                   /s/ John C. Osterman
                                                -----------------------------
   Date: March 4, 2005                          By:  John C. Osterman
                                                Its: President, Chief Operating
                                                     Officer and Treasurer



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                                 Exhibit Index

Exhibit
  No.                        Exhibits
  ---                        --------

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 4, 2005.